UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2009 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of principal executive offices, including zip code)

(317) 848-8710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 8, 2009, hhgregg, Inc. issued a press release updating and revising its store openings and capital expenditure guidance for the fiscal year 2010 ending March 31, 2010 and fiscal year 2011 ending March 31, 2011. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated July 8, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: July 8, 2009	By:	/s/ Jeremy J. Aguilar
Jeremy J. Aguilar Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated July 8, 2009